UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 30, 2012
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CAMAC ENERGY INC.
(Exact name of registrant as specified in its charter)

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Delaware
(State or other jurisdiction of incorporation)

001-34525	30-0349798
(Commission File Number)	(IRS Employer Identification Number)

1330 Post Oak Blvd., Suite 2575, Houston, Texas - 77056
(Address of principal executive offices)

(713) 797-2940
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 30, 2012, CAMAC Energy Inc. (“CAMAC Energy” or the “Company”), held its annual meeting of stockholders pursuant to notice duly given.  There was no solicitation in opposition to management's nominees as listed in its proxy statement and all such nominees were elected to the class of directors.  The proposal submitted to a vote of the stockholders and the final voting results are indicated below.

1.	Election of Directors.

	Director Nominee Name	Votes For	Votes Against	Broker Non-Votes

	Dr. Kase Lukman Lawal	99,601,061	443,439	--
	Dr. Lee Patrick Brown	99,454,493	590,007	--
	William J. Campbell	99,455,988	588,512	--
	J. Kent Friedman	99,572,743	471,757	--
	Johm Hofmeister	99,532,080	512,420	--
	Ira Wayne McConnell	99,452,595	591,905	--
	Hazel O'Leary	99,570,948	473,552	--

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 7, 2012

CAMAC Energy Inc.

By:	/s/ Earl W. McNiel
Earl W. McNiel
Interim Chief Financial Officer